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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of report (Date of earliest event reported)       November 3, 2004
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                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                     000-22194             36-2815480
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(State or Other Jurisdiction of         (Commission         (I.R.S. Employer
Incorporation)                          File Number)       Identification No.)

233 South Wacker Drive, Chicago, Illinois                         60606
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ]  Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

     [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 3, 2004, SPSS Inc. held its publicly available Third Quarter 2004 Earnings Conference Call, a transcript of which is attached as
Exhibit 99.3 to this Form 8-K and is incorporated herein by reference. The conference call discussed the Company's preliminary results for its fiscal quarter ended September 30, 2004 and included, among other things, a discussion of the Earnings Release issued by SPSS on November 2, 2004 and filed as Exhibit
99.3 to the Company's current report on Form 8-K filed with the Securities and Exchange Commission (SEC) on November 3, 2004.

         The information in this Form 8-K and Exhibit 99.3 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by SPSS under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

               99.3 Transcript of SPSS Inc. Third Quarter 2004 Earnings Conference Call, November 3, 2004, 9:00 a.m. (CST) (furnished pursuant to Item 2.02).






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SPSS INC.

                             By: /s/ Raymond H. Panza
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                                 Raymond H. Panza
                                 Executive Vice President, Corporate Operations,
Dated:  November 5, 2004         Chief Financial Officer and Secretary






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